Subsequent events	6 Months Ended
Jun. 30, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
EIB loan

In July 2018, the Company obtained a fixed rate loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three tranches.

The first tranche, with a nominal value of €16 million, was received in October 2018 and the second tranche, with a nominal value of €14 million, was received in March 2019.

The third tranche, which abides by specific conditions (NBTXR3 should obtain the European Commission trademark and reach the main performance criteria for the Phase III pivot, for head and neck cancer treatment), has not been requested by the Company. The deadline for requesting this third tranche, initially scheduled as of July 26, 2020, was delayed by 12 months to July 31, 2021.

As the conditions have not been met by July 31, 2021, the Company will not request the third tranche of the EIB loan.